

SkyPeople Fruit Juice, Inc.



Investor Presentation

September 2010

Safe Harbor Statement

This presentation may contain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of SkyPeople Fruit Juice, Inc. ("SPU", the "Company") to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Financial Summary

- **Record financial performance in 2009 and H1, 2010**
  - H1 2010 revenue of $31.1MM and net income of $8.5MM[1], up 142% and 193%, respectively, over H1 2009
  - Revenue up 42% to $59.2MM and net income up 55% to $16.4MM[2] in 2009
  - Revenue and net income CAGR of 70% and 99%, respectively, between 2005 and 2009
  - Fully Diluted EPS $0.84 in 2009 and $0.56 in 2008, an increase of 50%
- **2010 guidance**
  - Revenues of $92 to $102MM and net income of $19 to $21MM
  - SPU is simply re-stating guidance given publicly on 1/19/2010 (8-K on the same date) and re-affirmed on 5/18/2010 (8-K on 5/20/2010)

(US$MM)	2005	2006	2007	2008	2009	2005-2009 CAGR	H1 2010	2010 Guidance
Revenue	$7.03	$17.43	$29.36	$41.65	$59.25	70.4%	$31.1	$92-102
Net Income[1]	$1.04	$4.09	$7.96	$10.62	$16.40	99.3%	$9.2[1]	
Net Income Margin[2]	*14.3%*	*23.6%*	*27.2%*	*25.5%*	*27.7%*		*29.6%*	
Net Income attributable to the Company[3]	$1.0	$3.84	$7.60	$10.01	$15.19		$8.5[1]	$19-21

Company Profile

- SkyPeople Fruit Juice manufactures and processes *fruit concentrates, fruit juice beverages*, and *other fruit-related products* in China
- SPU's products include:
  - Fruit purees, concentrated purees, and concentrated juices (apple, pear, kiwifruit, and turnjujube)
  - Fruit juice beverages and fruit cider beverages
  - Organic and non-organic fresh kiwifruits, kiwifruit seeds, and apple aroma
- Products are offered to hotels, supermarkets, and other outlets through distributors and agents at the provincial, city, and county levels in China, as well as direct sales to end-users
- Exports to North America, Europe, Russia, South Korea and the Middle East
- 367 employees, including 41 in R&D and 62 in sales & marketing
- Based in Xi'an and established in 2001



Net Income[1] ($MM)
$20.0
$15.0
$10.0
$5.0
$0.0
$1.0
$4.1
$8.0
$10.6
$16.4
2005
2006
2007
2008
2009



Products ready for shipping



[1] Before deducting noncontrolling interests

Key Investment Highlights

- **Robust growth strategy**
  Capacity expansion, new products, broader distribution and possible acquisitions
- **Strong financial performance**
  Highly profitable with strong revenue and net income growth
- **Diverse product offering**
  Mitigating seasonality and exposure to commodity prices
- **High quality production techniques and strong R&D capabilities**
  Current and pending patents, experienced in-house R&D team, and external collaborations
- **Location advantages and access to supply of raw materials and resources**
  Proximity to fruits supply centers and long-established supply network
- **Large and growing industry**
  Increasing domestic and international demand
- **Government Support**
  Local government subsidies of $2.2MM and $0.3MM in 2009 and 2008, respectively
- **Favorable economic and cultural dynamics**
  Fruit juice consumption increasing with wealth creation and growth of the middle class
- **Experienced management team with proven track record**
  Industry, business and financial experience

Growth Strategy

- **Capacity Expansion and Production Improvements:** Capital expenditures for 2010 and 2011 expected to be approximately $60MM, primarily going for improvements and addition of production lines to the Huludao Wonder and Qiyiwangguo facilities
- **Distribution Expansion:** Plans to broaden sales and distribution network into other provinces and large cities in China (as exemplified by the recent agreement with a beverage distributor in Beijing)
- **Product Mix:**
  - Expanding into fruits with complementary harvesting seasons to current fruits to lengthen the squeezing season and increase annual production. Such fruits include turnjujube (concentrated turnjujube juice introduced in May 2010), as well as mulberry, pomegranate and persimmon
  - R&D focus on producing innovative higher margin products
- **Branding:** Promotion of Hedetang, the Company's fruit beverage brand, to expand its market presence in China
- **Acquisitions:** SPU will consider potential targeted acquisitions to increase manufacturing capacity



合徳堂® He de tang

SKYPEOPLE 天人果汁

Competitive Advantages

- **Access to and control over raw materials and resources**
  - Strategic locations near major fruit growing centers in China, with proximity to the largest planting area of kiwifruit and apples in China
- **Location advantages**
  - Production facilities in Shaanxi Province and Liaoning Province; Shaanxi has large yield of apples and Liaoning produces the largest amount of high acidity apples in China
  - Location near the largest kiwifruit planting base in Asia that the Company helped build with the aid of local farmers and the government
- **World class quality assurance and advanced equipment and technology**
  - Production equipment purchased from top-ranked foreign manufacturers
  - Unique pressing technologies, complete enzymolysis and multi-step digestive enzymolysis
- **Product diversity**
  - Products include fruit concentrate and fruit juice beverages from apples, pears, kiwifruit, and mulberries. SPU also sells fresh kiwifruit, kiwifruit seeds and apple aroma
  - Diversified product lines help SPU compete in international markets and lessen commodity price risk as well as risks associated with seasonality and consumer preferences

Large and Growing Industry – Domestic Market

- **Domestic Consumption Potential**
  - Fruit juice demand is expected to increase significantly as the middle class expands and wealth increases, coupled with the already health-conscious nature of Chinese consumers
  - China's domestic consumption of fruit beverages is relatively low. Annual per capita consumption of fruit beverages in the PRC only accounted for 10% of the average world per capita consumption and 2.5% of the average per capita consumption in developed countries[1], implying a tremendous upside potential if domestic per capita consumption approaches the world's and developed nations' averages
  - The output of fruit juice concentrates and fruit beverages in the PRC increased from 3.1MM tons in 2003 to 10.8MM tons in 2007[2]
  - Total sales of fruit processed products in China are estimated to reach $37.2 billion in 2010, a 43% CAGR from 2007 levels[3]






[1] "Investment in China Fruit Juice Beverages Business and Forecast for 2010 to 2015," by China Investment Consultants
[2] Fruit Juice Segment of the PRC Food and Agriculture Export Association (www.Chinajuice.org)
[3] Source: Beijing Business & Intelligence Consulting Co. Ltd., http://www.equitynet.net/pics/SPU%20Report_02.01.10.pdf

Large and Growing Industry – Domestic Market

- **Domestic Consumption Trends**[1]
  - Juice consumption in China grew from 5.4 billion liters in 2004 to 11.9 billion in 2009[2]
  - This growth represents a CAGR of over 17% and outpaced GDP growth, which averaged 10.1% over the same period
  - Juice consumption also outpaced the growth spending on all non-alcoholic beverages[3], which grew at a CAGR of 12.4% from 2004 to 2009



Juice Consumption in China
in millions of liters
15,000
10,000
5,000
0
17.2% CAGR
2004
2005
2006
2007
2008
2009



Juice Consumption in China
annual growth vs. GDP
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2005
2006
2007
2008
2009
Growth in Juice Consumption
GDP Growth

[1] Source: Euromonitor
[2] Measured based on off-trade volume for juice drinks (up to 24% juice), nectars (25-99% juice), and 100% juice
[3] Includes mineral water, soft drinks, and fruit and vegetables juices

Large and Growing Industry – Global Market

- **Global Market Demand**
  - Global consumption of fruit juice beverages has grown and sales have increased rapidly in recent years due to the increasing health consciousness of consumers and the natural and healthy quality of fruit juice beverages
  - The global market for fruit and vegetable juice beverages is forecast to reach 53 billion liters by 2010, with markets in North America and Europe representing approximately 60% of the market and the Asian-Pacific markets experiencing the fastest growth[1]
  - China exported approximately 692,900 tons of concentrated fruit juice in 2008, a decrease of 34% compared to 2007, primarily due to the worldwide economic recession. As the world economy began to recover, exports increased 15% to approximately 795,700 tons in 2009

SPU at trade shows



JUICE FROM CHINA

with Lotte at SeoulFood 2007 in Korea



with Coop at Anuga in Germany



at China Juice 2009 in Qingdao City

[1] "Fruit & Vegetable Juices Market: A Global Strategic Business Report," by Global Industry Analysts, Inc.
[2] Fruit Juice Segment of the PRC Food and Agriculture Export Association (www.Chinajuice.org)

Market Presence

- SPU estimates that 78% of sales in 2009 and 66% of sales in 2008 were generated from the domestic market in China and the balance through exports
- Fruit juice and fruit cider beverages are sold in China under SPU's trademark brand, Hedetang
- SPU's products are exported primarily via distributors
- The key export markets are North America, Europe, Russia, South Korea and the Middle East


2009 Revenue Breakdown
22%
78%


2008 Revenue Breakdown
34%
66%
Export
Domestic

Products

- SPU is vertically-integrated with activities in the Midstream (concentrated and puree) and Downstream (beverage) markets
- SPU's presence across the chain optimizes quality control and ensures the delivery of high-quality products to SPU's customers

Supply and Production Chain


Upstream
Midstream
Downstream
Packaging
Fresh Fruit
Other Materials
Concentrated Fruit Juice
Juice Beverage



Huludao Facility



Jingyang Facility



Qiyiwangguo Facility



Yingkou Facility

Products

- SPU's produces and sells the following products:
  - **Fruit concentrate:** 61% of revenues in 2009 (GM=41%) vs. 78% in 2008 and 84% in 2007
  - **Fruit juice beverages:** 17% of revenues in 2009 (GM=33%) vs. 13% in 2008 and 12% in 2007
  - **Fresh fruit, fruit seeds, and other:** 22% of revenues in 2009 (GM=49%) vs. 9% in 2008 and 4% in 2007

Gross Margin by Segment

	2008	2009
Concentrated kiwifruit juice and kiwifruit puree	54.0%	47.3%
Concentrated pear juice	38.0%	40.7%
Concentrated apple juice and apple aroma	21.1%	22.3%
Fruit juice beverages	34.4%	28.0%
Fruit cider beverages	-	48.6%
Fresh kiwifruit	64.4%	49.2%
Kiwifruit seeds	88.8%	98.8%
Consolidated	43.3%	42.8%



2009 Revenue Breakdown
36%
15%
10%
13%
4%
20%
2%



2008 Revenue Breakdown
33%
29%
16%
13%
5%
4%
Concentrated kiwifruit juice and kiwifruit puree
Concentrated pear juice
Concentrated apple juice and apple aroma
Fruit juice beverages
Fruit cider beverages
Fresh kiwifruit
Kiwifruit seeds



Products – Fruit Concentrate

- SPU's core products are concentrated apple, pear, and kiwifruit juices and the Company recently added turnjujube juice concentrate. The squeezing seasons for these products are:
  - **Apples:** July/August to January of the following year
  - **Pears:** July/August until April of the following year
  - **Kiwifruit:** September through December of each year
  - **Turnjujube:** April to July of each year
- Fruit concentrated products are made up of three different categories: fruit puree, fruit concentrate puree and concentrated fruit juice
  - **Fruit puree:** prepared from fruit that has been washed and sorted prior to processing. The fruit is crushed and pressed, and the pulp of the fruit is kept
  - **Fruit concentrated puree:** water and some of the pulp are removed from the puree and the sugar level is increased in order to produce concentrated puree
  - **Concentrated fruit juice:** made from fruit concentrated puree by removing all of the remaining pulp
- 37,687 tons of concentrate produced in 2009 (21,591 in 2008)



Kiwi Puree Concentrate



Apple Aroma



Mulberry Juice Concentrate



Pear Juice Concentrate



Products – Fruit Juice Beverages

- SPU's fruit juice beverages are divided into two categories: 1) pure fruit juice and 2) fruit cider (vinegar) beverages
  - SPU currently produces fruit juice products for kiwifruit and mulberry fruit
  - SPU tested and began marketing fruit cider beverages in the first quarter of 2009 and, based on the results, anticipates its fruit cider beverages will experience rapid growth in the Chinese market
- Fruit juice beverages are distributed through two mediums: glass bottles and PET bottles
- While typically lower margin, fruit juice products are an important business segment as these beverages can be produced year-round, unlike its concentrate business which is seasonal
- In 2009, SPU produced 24.6 million bottles of fruit juice beverage (13.9 million in 2008)



Kiwi & Mulberry Juices



Kiwi Juice



Kiwi Cider



Mulberry Cider



Raw Materials and Suppliers

- China has the largest planting area of apples and kiwifruit in the world and Shaanxi Province has the largest planting area of apples and kiwifruit in China
- SPU has production facilities in Shaanxi Province and Liaoning Province, which has a large yield of apples and also produces the largest amount of high acidity apples in China
- The Company's raw materials include fresh fruit, which is purchased from local markets and fruit growers that deliver directly to SPU's plants
  - SPU's raw material supply chain is highly fragmented
  - The largest supplier, Xuzhou Ruitai Glass Bottle Co., Ltd. (glass bottle supplier), accounts for 13% of total purchases in 2009 (8% in 2008); the second largest supplier is Xian Yang Dichen Printing Co., Ltd., which accounted for 11% of total purchases in 2009 (7% in 2008)
- SPU has implemented purchasing programs in the rich production areas surrounding its factories
  - Purchasing using a long-established network of local fruit dealers and distributors which ensures a secure supply of quality fruits while minimizing costs
- The purchase of fresh fruit accounted for over 48% and 47% of SPU's production costs in fiscal 2009 and 2008, respectively



Delivery of raw materials



Strategically Located Planting Base and Facilities

- SPU owns and operates four manufacturing facilities in China; two facilities are located in Shaanxi Province and two facilities are located in Liaoning Province
- SPU's four facilities focus on producing single fruit-based concentrates and beverages. This strategy allows SPU to maximize output and minimize cost
- SPU's kiwifruit processing facilities are located in Zhouzhi County of Shaanxi Province, which has the largest kiwifruit plantation in Asia


Xinjiang
Tibet
Qinghai
Gansu
Shaanxi Province
Liaoning Province
Beijing
Heilongjiang
Jilin
Henan
Sichuan
Hunan
Yunnan
Guangxi
Guangdong
Hong Kong
Taiwan
Shanghai
Shandong



Liaoning Province

Liaoning is uniquely suited for highly acidic apple planting







Shaanxi Province

Shaanxi, the largest fruit juice production province in China, is the location of the kiwifruit plantation and also well-suited for pear planting



Research & Development/IP

- Research & Development
  - 41 full-time employees
  - External experts and strong collaboration with academic research institutions
- Existing patents
  - Device for breaking up and separating fruit peel, squeezing the pulp out of the fruit and separating pulp from the fruit peel
  - Device for removing material on fruit peel and fruit hair
- Pending patents
  - SPU is applying for another 5 patents for a process in the production of kiwifruit concentrate juice, kiwifruit cider beverage, mulberry cider beverage, concentrated persimmon juice and concentrated turnjujube juice
  - These 5 patent applications have been accepted by the Chinese Intellectual Property Office
- New projects under development
  - Development of Mulberry Juice Concentrate Clarification Technology



Enterprise Technology Center



Quality Control & Check Office



Advanced Technology and Equipment

- Highly automated production facilities featuring top-of-the-line imported equipment, including:
  - Flottweg AG presser (Germany)
  - KOCH ultra-filtration technology (U.S.)
  - Schmidt ultra-low temperature concentration evaporation technology (Germany)
  - ELPO fully automatic sterile canning technology (Italy)
- Advanced production techniques, including:
  - Combined complete enzymolysis and multi-step digestive enzymolysis
  - Membrane filtration
  - Resin absorption
  - Low-temperature reverse osmosis membrane concentration



Ultra filtration



Concentrated Juice Filling



Concentration



World-class Quality Assurance

- US FDA Compliant (since 2006)
- ISO9001 certified
- HACCP (Hazard Analysis & Critical Control Point)
- Kosher certificate holder
- Member of China Beverage Industry Association
- Member of China National Food Industry Association (CNFIA)
- Committee Member of China Chamber of Commerce for Import and Export of Foodstuffs, Native Produce and Animal Byproducts
- Member of Shaanxi Kiwifruit Association


IQNet
CERTIFICATE


HACCP CERTIFICATE


KOSHER CERTIFICATION
KOSHER CERTIFICATE



Experienced Management Team

- **Yongke Xue, Chairman & CEO**
  - Founded SkyPeople (China) in 2001 (formerly Shaanxi Tianren Organic Food Co., Ltd.)
  - Served as a Director of SkyPeople Juice Group Co., Ltd. since 2005
  - Worked at the Northwestern Materials Bureau of the PLA General Logistics Department (1989-1998)
  - Formerly the vice general manager of Shaanxi Huaye Foods Co., Ltd., a food company (1998-2001). Other positions include general manager of Shaanxi Hede Venture Capital Management Co., Ltd. (2006-2007) and business director of the investment banking division of Hualong Securities Co., Ltd., a securities firm (2001-2005)
  - MBA from Xi'an Jiaotong University and obtained a Bachelor's Degree from the National University of Defense Technology

- **Spring Liu, CFO**
  - Formerly Corporate Secretary and Financial Reporting Manager, Trio-Tech International (AMEX: TRT)
  - More than 7 years finance and accounting experience
  - B.S. in Accounting from University of Phoenix and B.A. from the Xi'an Foreign Languages University in China



Income Statement and Projections

(US$MM, except per share data)	2005	2006	2007	2008	2009	*H1 2009*	*H1 2010*	2010 Guidance[4]
Revenue	$7.0	$17.4	$29.4	$41.6	$59.2	*$12.9*	*$31.1*	$92-102
Revenue Growth		*149.6%*	*69.0%*	*41.5%*	*42.3%*		*141.8%*	*55-72%*
COGS	$4.4	$10.1	$18.5	$23.6	$33.8	*$8.1*	*$17.6*	
Gross Profit	$2.6	$7.3	$10.9	$18.0	$25.4	*$4.8*	*$13.5*	
Gross Profit Margin	*37.1%*	*42.0%*	*37.1%*	*43.3%*	*42.9%*	*37.2%*	*43.4%*	
Operating Profit	$1.6	$6.3	$9.0	$13.1	$20.9	*$3.0*	*$10.8*	
Operating Margin	*22.9%*	*36.2%*	*30.6%*	*31.5%*	*35.3%*	*23.0%*	*34.6%*	
EBITDA	$1.7	$7.7	$10.9	$15.7	$25.3	*$5.6*	*$13.5[2]*	
EBITDA Margin	*24.2%*	*44.2%*	*37.1%*	*37.7%*	*42.7%*	*43.4%*	*43.4%*	
EBIT	$1.7	$6.2	$9.5	$13.8	$23.2	*$4.6*	*$12.4[2]*	
EBIT Margin	*24.2%*	*35.6%*	*32.3%*	*33.2%*	*39.2%*	*35.9%*	*39.9%*	
Net Income[1]	$1.0	$4.1	$8.0	$10.6	$16.4	*$3.2*	*$9.2[2]*	
Net Income Margin	*14.2%*	*23.6%*	*25.9%*	*25.5%*	*27.7%*	*24.9%*	*29.6%*	
Net Income[3]	$1.0	$3.8	$7.6	$10.0	$15.2	*$2.9*	*$8.5[2]*	$19-21
Diluted EPS	$0.08	$0.26	$0.53	$0.56	$0.84	*$0.14*	*$0.31*	



[1] Before deducting non-controlling interests
[2] Excluding change in fair value of outstanding warrants issued
[3] Attributable to SkyPeople Fruit Juice, Inc., after deducting non-controlling interests
[4] SPU is simply re-stating guidance given publicly on 1/19/2010 (8-K on the same date) and re-affirmed on 5/18/2010 (8-K on 5/20/2010), excluding the impact of financing

Balance Sheet

$MM, FYE 12/31	6/30/10	12/31/09	12/31/08
Cash and equivalents	$26.6	$14.4	$15.3
Accounts receivable	24.3	27.3	11.6
Inventories	2.6	4.9	1.8
Total current assets	**$58.0**	**$48.5**	**$30.1**
PP&E, Net	25.7	23.9	20.4
Land Usage Rights	6.5	6.6	6.4
Other Assets	9.7	4.7	2.4
Total Assets	**$99.9**	**$83.7**	**$59.3**
Accounts payable	1.9	2.7	0.6
Accrued expenses	3.5	4.4	1.6
Income taxes payable	1.4	2.6	1.5
Short-term notes payable	11.8	5.4	11.3
Warrant liability	0	3.4	0.0
Total current liabilities	**$19.4**	**$19.5**	**$16.7**
Stockholders' Equity	$77.0	$61.4	$41.1
Noncontrolling interests	3.4	2.8	1.5
Total Stockholder's Equity	**$80.5**	**$64.2**	**$42.6**
Total Liabilities & Stockholders' Equity	**$99.9**	**$83.7**	**$59.3**



Margins and Seasonality

- SPU is focused on increasing its gross margins by growing higher margin segments (such as its fast-growing fresh fruit segment) and developing new high margin products in the future
- Within the beverage segments, SPU is focused on developing products that offer higher gross margins (such as mulberry and kiwifruit cider beverages introduced in Q1, 2009)
- The fourth quarter contributes a high proportion of the Company's revenues each year (60% in 2009 and 46% in 2008), reflecting the harvest season of the primary source fruits (July/August to April)
- SPU's increased focus on fruit beverages and fruits with complementary harvesting seasons will help reduce seasonality over time


Revenue Breakdown by Quarter



Conclusion – Key Investment Highlights

- Robust growth strategy
- Strong financial performance
- Diverse products offering
- High quality production techniques and strong R&D capabilities
- Location advantages and access to supply of raw materials and resources
- Large and growing industry
- Government support
- Favorable economic and cultural dynamics
- Experienced management team with proven track record









Appendix



Chinese Certifications and Awards


陕西省农业产业化经营
重点龙头企业
陕西省农业厅
二00八年
Leading Agricultural Commercialization Enterprise of Shaanxi


Leading Enterprise of National Food Industry 2005-2006


Leading Enterprise of National Food Industry 2007-2008


陕西省认定
企业技术中心
Enterprise Technology Center at Provincial Level


"Famous Trademark," Shaanxi Province


高新技术企业
"Hi-tech Enterprise" 2009


实施单位
The Enterprise with essential technology innovation in Shaanxi


陕西省名牌商品博览会
最受欢迎奖
The Most Popular Product Certificate, Shaanxi


"Famous Product" Certificate in Xi'an


"The Famous Brand" Certificate, Shaanxi Province


优秀企业
"Excellent Enterprise" Certificate, Xi'an



Government Support


The Governor of Shaanxi Province discussing "Hua Yang" kiwifruit with SkyPeople


The Governor of Liaoning Province visiting Huludao Facility


Director from National Development and Reform Commission (NDRC) visiting SkyPeople


Director General of Shaanxi Agriculture Department visiting Qiyiwangguo Facility


The Mayor of Xianyang City visiting Jingyang Facility



International Exchange



Exchange with Israeli experts


三期有机猕猴桃果园管理技术培训

Chinese experts teaching organic planting technology



Exchange with New Zealand experts



Exchange with Italian experts



Proximity to Largest Kiwifruit Plantation in Asia

SPU's kiwifruit processing facilities are located in Zhouzhi County of Shaanxi Province, which has the largest kiwifruit plantation in Asia

- Located in Zhouzhi County, Xi'an City
- Only standard kiwifruit planting base in China
- 68 kiwifruit species – the widest variety in Asia
- 32,950 acres and annual kiwifruit output of 200,000 tons (in 2008) – the largest in Asia
- Largest kiwifruit Research & Development center in China









Competitive Landscape

- SPU's apple juice concentrate competitors include:
  - Sdic Zhounglu Fruit Juice Co., Ltd. (public company – SHSE:600962)
  - Yantainorth Andre (Group) Juice Co., Ltd. (public company – HK:8259)
  - Shaanxi Hengxing Fruit Juice (private company)
  - Shaanxi Haisheng Juice Holdings Co., Ltd. (public company – HK:0359)
- SPU also competes with fruit juice companies such as Wahaha, Huiyuan, Nongfu Guoyuan, Tongyi, and Meizhiyuan



Corporate Structure


SkyPeople Fruit Juice, Inc.
100%
100%
Pacific Industry Holding Group Co., Ltd
Harmony MN, Inc.
Offshore
99%
Onshore
SkyPeople Juice Group Co., Ltd. (PRC)
91.15%*
100%
100%
Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd.
Huludao Wonder Fruit Co., Ltd.
Yingkou Trusty Fruits Co., Ltd.



* Xi'an Qinmei Food Co., Ltd., an entity which is not affiliated with the Company, owns the other 8.85% of the equity interests in Shaanxi Qiyiwangguo